UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 19, 2024

Date of Report (Date of earliest event reported)

Truist Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina	1-10853	56-0939887
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 North Tryon Street Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

(336) 733-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	TFC	New York Stock Exchange
Depositary Shares each representing 1/4,000th interest in a share of Series I Perpetual Preferred Stock	TFC.PI	New York Stock Exchange
5.853% Fixed-to-Floating Rate Normal Preferred Purchase Securities each representing 1/100th interest in a share of Series J Perpetual Preferred Stock	TFC.PJ	New York Stock Exchange
Depositary shares each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock	TFC.PO	New York Stock Exchange
Depositary Shares each representing 1/1,000th interest in a share of Series R Non-Cumulative Perpetual Preferred Stock	TFC.PR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 19, 2023, Truist Financial Corporation (the “Company”) established a medium-term note program pursuant to which the Company may issue from time to time its Medium-Term Notes, Series I (Senior) (the “Series I Notes”), and Medium-Term Notes, Series J (Subordinated) (the “Series J Notes” and, together with the Series I Notes, the “Notes”).

The Series I Notes will be issued under that certain Indenture Regarding Senior Securities, dated as of May 24, 1996, as amended by a First Supplemental Indenture, dated as of May 4, 2009, and by a Second Supplemental Indenture, dated as of June 6, 2022, between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association, as successor to the corporate trust business of State Street Bank and Trust Company), as trustee, as supplemented by an Officers’ Certificate and Company Order, dated as of January 19, 2024, with respect to, among other things, the establishment of the form and certain terms of the Series I Notes.

The Series J Notes will be issued under that certain Indenture Regarding Subordinated Securities, dated as of May 24, 1996, as amended by a First Supplemental Indenture, dated as of December 23, 2003, by a Second Supplemental Indenture, dated as of September 24, 2004, by a Third Supplemental Indenture, dated as of May 4, 2009 and by a Fourth Supplemental Indenture, dated as of July 28, 2022, between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association, as successor to the corporate trust business of State Street Bank and Trust Company), as trustee, as supplemented by an Officers’ Certificate and Company Order, dated as of January 19, 2024, with respect to, among other things, the establishment of the form and certain terms of the Series J Notes.

The offering of the Notes has been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-276600).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Distribution Agreement, dated as of January 19, 2024, between the Company and Truist Securities, Inc. and the other Agents listed on Annex A thereto.

4.1	Officers’ Certificate and Company Order, dated as of January 19, 2024, establishing the form and certain terms of the Medium-Term Notes, Series I (Senior) (excluding exhibits thereto).

4.2	Officers’ Certificate and Company Order, dated as of January 19, 2024, establishing the form and certain terms of the Medium-Term Notes, Series J (Subordinated) (excluding exhibits thereto).

4.3	Specimen Notes: (a) Form of Master Global Note, Series I (Senior). (b) Form of Master Global Note, Series J (Subordinated).

5.1	Opinion of Mayer Brown LLP.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUIST FINANCIAL CORPORATION

By:	/s/ Cynthia B. Powell
Name:	Cynthia B. Powell
Title:	Executive Vice President and Corporate Controller (Principal Accounting Officer)

Date: January 19, 2024